SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): May 30, 1997



                              GROVE PROPERTY TRUST
             (Exact name of registrant as specified in its charter)


 Maryland                          1-13080                   06-1391084
(State or other jurisdiction     (Commission               (IRS Employer
of incorporation)                 File No.)               Identification Number)


                 598 Asylum Avenue, Hartford, Connecticut 06105
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (860) 246-1126


                                       N/A
          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets

                  Pursuant to a Contribution Agreement dated as of May 30, 1997 (the "Contribution Agreement"), effective June 1, 1997, Grove Property Trust (formerly Grove Real Estate Asset Trust), a Maryland real estate investment trust (the "Company"), acquired two residential apartment complexes through Grove Operating, L.P., a Delaware limited partnership of which the Company is the sole general partner (the "Operating Partnership"). These acquisitions were effected by the Operating Partnership through the acquisition of the assets (other than certain amounts of cash) and the assumption of liabilities of Northeast Apartments I LimitedPartnership, the owner of Four Winds Apartments ("Northeast L.P."), and of West Hartford Center Associates, Limited Partnership, the owner of Brooksyde Apartments ("West Hartford L.P."). In addition, simultaneously with the acquisition of Four Winds Apartments and Brooksyde Apartments and through the Operating Partnership, the Company acquired an interest in Windsor Arbor Limited Partnership, the owner of River's Bend Apartments ("Windsor Arbor"), and anticipates that it will acquire the remaining limited partnership interests in Windsor Arbor on or before December 31, 1997. The Contribution Agreement is among the Operating Partnership, Northeast L.P., West Hartford L.P.,Windsor Equity Partnership and Windsor Commons Corporation.

                  Upon consummation of the transactions referred to above, the Operating Partnership issued an aggregate of 420,183 Common Units which, under certain circumstances, could be redeemed for an equal number of Common Shares of the Company. Based in part on the prices for the Common Shares as reported by the American Stock Exchange, the Board assigned a value of $10 for each of the Common Units of the Operating Partnership issued in these transactions. The Company also assumed mortgage debt on Four Winds Apartments and Brooksyde Apartments in the aggregate remaining principal amount of $6.2 million. To complete these transactions, the Company borrowed $1.8 million under its line of credit and used $68,000 of its available cash.

                  The Company anticipates that, on or before December 31, 1997, it will acquire the remaining limited partnership interests in Windsor Arbor for which it will pay $4.9 million in cash.

                  Each of these transactions is described in more detail below.

                  Northeast L.P./Four Winds Apartments

                  Four Winds Apartments is a 168-unit apartment complex located in North Fall River, Massachusetts. The complex, which includes six two-story wood frame buildings, a clubhouse, indoor and outdoor pools, tennis courts and other recreational facilities, is located on approximately 24 acres of land. The Company intends to continue to operate the complex as rental apartments.

                  Four Winds Apartments was acquired pursuant to the Contribution Agreement. The property was acquired by the Operating Partnership in exchange for an aggregate of 219,898 Common Units of the Operating Partnership, which will be distributed by Northeast L.P. to its partners, a cash contribution by the Operating Partnership to Northeast L.P. and the assumption of certain debt. The property was transferred to GR-Northeast Apartments I Limited Partnership, a newly formed limited partnership ("GRNE L.P."). GRNE L.P. is a Delaware limited partnership which is owned 1% by its general partner GR-NEALP, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("GR-NEALP"), and 99% by its limited partner, the Operating Partnership.

                  The Company valued the assets of Northeast L.P. including the Four Winds Apartments using the direct capitalization method. Under this approach, a single year's income is converted into a market value for a property through the application of a market-derived capitalization rate (the lower the capitalization rate applied to a property's income, the higher its value). The valuation for Northeast L.P. was determined by (i) capitalizing the estimated net operating income from the Four Winds Apartments for the period from June 1, 1997 through May 31, 1998, less a reserve for capital expenditures, at a capitalization rate of 9.75%; (ii) deducting the amount of debt on the Four Winds Apartments; (iii) adding other assets of Northeast L.P., net of liabilities (such as cash, accounts receivable, accounts payable and security deposits); (iv) deducting any transfer taxes due upon the restructuring of Northeast L.P. and (v) deducting an amount equal to 2% of the amount determined under clause (i) as payment for certain costs incurred by the Operating Partnership in connection with the transaction. The Company determined the appropriate capitalization rate for Four Winds Apartments based on its experience in real estate matters. The Company sought local market sales information for comparable properties, estimated actual capitalization rates (net operating income less capital reserves divided by sales price) and then evaluated the Four Winds Apartments in light of its relative competitive position, taking into account its location, occupancy rate, overall property condition and other relevant factors. The Company believes that arms' length purchasers would base their purchase offers on a capitalization rate substantially similar to that used to calculate the valuation of the assets of Northeast L.P.

                  Of the 219,898 Common Units issued in exchange for Four Winds Apartments, 2,519 will be distributed to NEALP, Inc., the general partner of Northeast L.P., in exchange for its general partnership interest. NEALP, Inc. is a wholly owned subsidiary of Grove Holding Corp. which, in turn, is owned 50% by Damon D. Navarro, the Chairman of the Board, President and Chief Executive Officer and a Trustee of the Company, and 50% by Brian A. Navarro, the Vice President - Acquisitions of the Company. An additional 23,592 Common Units will be distributed to Grove Equity Partnership in exchange for its special and investor limited partnership interests in Northeast L.P. Grove Equity Partnership is a general partnership of which Damon Navarro, Brian Navarro, Edmund F. Navarro, the Vice President - Property Management and a Trustee of the Company, and Joseph R. LaBrosse, the Chief Financial Officer and a Trustee of the Company, are the general partners.

                  In addition, the Operating Partnership contributed $847,000 to Northeast L.P. for the purposes of paying down $689,000 of the mortgage debt secured by Four Winds Apartments and of paying closing costs.

                  In connection with the acquisition, the mortgage debt secured by Four Winds Apartments, which was assumed by GRNE L.P., was modified. As modified and after taking into account the principal payment referred to above, the remaining principal balance of the loan is $4.2 million. Other modified terms of the loan reduced payments to interest only, reduced the interest rate to 30-day LIBOR plus 1.20% and shortened the maturity date of the loan to April 30, 1999.

                  Based on a value of $10 per Common Unit for the Common Units of the Operating Partnership issued to Northeast L.P., the cash advanced for the mortgage paydown and closing costs and the principal amount of the debt assumed, the total consideration paid by the Company for the Four Winds Apartments was $7.2 million.

                  West Hartford L.P./Brooksyde Apartments

                  Brooksyde Apartments is an 80-unit apartment complex located in West Hartford, Connecticut. The complex, which includes eight two-story buildings, is located on approximately 4 acres. The property is located near retail and recreational facilities. The Company intends to continue to operate the complex as rental apartments.

                  Brooksyde Apartments was acquired pursuant to the Contribution Agreement. The property was acquired by the Operating Partnership in exchange for an aggregate of 103,074 Common Units of the Operating Partnership, which will be distributed by West Hartford L.P. to its partners, a cash contribution by the Operating Partnership to West Hartford L.P. and the assumption of certain debt. The property was transferred to GR-West Hartford Center Limited Partnership, a newly formed limited partnership ("GRWH L.P."). GRWH L.P. is a Delaware limited partnership which is owned 1% by its general partner GR-WHCALP, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("GR-WHCALP"), and 99% by its limited partner, the Operating Partnership.

                  The Company valued the assets of West Hartford L.P.  including the Brooksyde Apartments using the direct capitalization method. Under this approach, a single year's income is converted into a market value for a property through the application of a market-derived capitalization rate (the lower the capitalization rate applied to a property's income, the higher its value). The valuation for West Hartford L.P. was determined by (i) capitalizing the estimated net operating income from Brooksyde Apartments for the period from June 1, 1997 through May 31, 1998, less a reserve for capital expenditures, at a capitalization rate of 9.1%; (ii) deducting the amount of debt on the Brooksyde Apartments; (iii) adding other assets of West Hartford L.P., net of liabilities (such as cash, accounts receivable, accounts payable and security deposits);
(iv) deducting any transfer taxes due upon the restructuring of West Hartford L.P. and (v) deducting an amount equal to 2% of the amount determined under clause (i) as payment for certain costs incurred by the Operating Partnership in connection with the transaction. The Company determined the appropriate capitalization rate for Brooksyde Apartments based on its experience in real estate matters. The Company sought local market sales information for comparable properties, estimated actual capitalization rates (net operating income less capital reserves divided by sales price) and then evaluated the Brooksyde Apartments in light of its relative competitive position, taking into account its location, occupancy rate, overall property condition and other relevant factors. The Company believes that arms' length purchasers would base their purchase offers on a capitalization rate substantially similar to that used to calculate the valuation of the assets of West Hartford L.P.

                  Of the 103,074 Common Units issued in exchange for Four Winds Apartments, 1,234 will be distributed to WHCALP, Inc., the general partner of West Hartford L.P., in exchange for its general partnership interest. WHCALP, Inc. is a wholly owned subsidiary of Grove Holding Corp. which, in turn, is owned 50% by Damon D. Navarro, the Chairman of the Board, President and Chief Executive Officer and a Trustee of the Company, and 50% by Brian A. Navarro, the Vice President - Acquisitions of the Company. An additional 5,169 Common Units will be distributed to Grove Equity Partnership in exchange for its special and investor limited partnership interests in West Hartford L.P. Grove Equity Partnership is a general partnership of which Damon Navarro, Brian Navarro, Edmund F. Navarro, the Vice President - Property Management and a Trustee of the Company, and Joseph R. LaBrosse, the Chief Financial Officer and a Trustee of the Company, are the general partners.

                  In addition, the Operating Partnership contributed $205,000 to West Hartford L.P. for the purposes of paying down $113,000 of the mortgage debt secured by Brooksyde Apartments and of paying closing costs.

                  In connection with the acquisition, the mortgage debt secured by Brooksyde Apartments, which was assumed by GRWH L.P., was modified. As modified and after taking into account the principal payment referred to above, the remaining principal balance of the loan is $2.0 million. Other modified terms of the loan reduced payments to interest only, reduced the interest rate to 30-day LIBOR plus 1.20% and shortened the maturity date of the loan to May 15, 2000.

                  Based on a value of $10 per Common Unit for the Common Units of the Operating Partnership issued to West Hartford L.P., the cash advanced for the mortgage paydown and closing costs and the principal amount of the debt assumed, the total consideration paid by the Company for the Brooksyde Apartments was $3.2 million.

                  Windsor Arbor/River's Bend Apartments

                  River's Bend Apartments is a 347-unit apartment complex located in Windsor, Connecticut. The complex, which includes 33 two-story buildings, outdoor and indoor pools and a fitness center, is located on approximately 72 acres of land. The Company intends to continue to operate the complex as rental apartments.

                  The Company's interest in River's Bend Apartments was acquired pursuant to the Contribution Agreement. The Company's interest in the property was acquired through the acquisition by GPT-Windsor, LLC, a Delaware limited liability company wholly owned by the Operating Partnership ("GPT-Windsor"),of the general partnership interest, the special limited partnership interests and the investor limited partnership interests (other than those owned by the Nonaffiliated Limited Partners (as defined below)) in exchange for an aggregate of 97,211 Common Units of the Operating Partnership and a cash contribution by the Operating Partnership to Windsor Arbor.

                  The Company  valued the assets of Windsor Arbor  including the
River's Bend Apartments using the direct capitalization method. Under this approach, a single year's income is converted into a market value for a property through the application of a market-derived capitalization rate (the lower the capitalization rate applied to a property's income, the higher its value). The valuation for Windsor Arbor was determined by (i) capitalizing the estimated net operating income from the River's Bend Apartments for the period from June 1, 1997 through May 31, 1998, less a reserve for capital expenditures, at a capitalization rate of 9.3%; (ii) deducting the amount of debt on the River's Bend Apartments; (iii) adding other assets of Windsor Arbor, net of liabilities (such as cash, accounts receivable, accounts payable and security deposits);
(iv) deducting any transfer taxes due upon the restructuring of Windsor Arbor and (v) deducting an amount equal to 2% of the amount determined under clause
(i) as payment for certain costs incurred by the Operating Partnership in connection with the transaction. The Company determined the appropriate capitalization rate for River's Bend Apartments based on its experience in real estate matters. The Company sought local market sales information for comparable properties, estimated actual capitalization rates (net operating income less capital reserves divided by sales price) and then evaluated the River's Bend Apartments in light of its relative competitive position, taking into account its location, occupancy rate, overall property condition and other relevant factors. The Company believes that arms' length purchasers would base their purchase offers on a capitalization rate substantially similar to that used to calculate the valuation of the assets of Windsor Arbor.

                  Of the 97,211 Common Units issued in exchange for the interests in Windsor Arbor acquired by GPT-Windsor, 5,872 were distributed to Windsor Commons Corp. in exchange for its general partnership interest. Windsor Commons Corp. is a wholly owned subsidiary of Grove Holding Corp. which, in turn, is owned 50% by Damon D. Navarro, the Chairman of the Board, President and Chief Executive Officer and a Trustee of the Company, and 50% by Brian A. Navarro, the Vice President - Acquisitions of the Company. An additional 39,680 Common Units were distributed to Grove Equity Partnership in exchange for its special and investor limited partnership interests in Windsor Arbor. Grove Equity Partnership is a general partnership of which Damon Navarro, Brian
Navarro, Edmund F. Navarro, the Vice President - Property Management and a Trustee of the Company, and Joseph R. LaBrosse, the Chief Financial Officer and a Trustee of the Company, are the general partners.

                  In addition, the Operating Partnership contributed $840,000 to Windsor Arbor for the purposes of paying down $535,000 of the mortgage debt secured by River's Bend Apartments and of paying closing costs.

                  In connection with the transaction, the mortgage debt secured by River's Bend Apartments was modified. As modified and after taking into account the principal payment referred to above, the remaining principal balance of the loan is $8.6 million. Other modified terms of the loan reduced payments to interest only, reduced the interest rate to 30-day LIBOR plus 1.20% and shortened the maturity date of the loan to May 15, 2000. Upon the liquidation of Windsor Arbor, this mortgage debt will be assumed by GPT-Windsor.

     In connection with this transaction, a First Amendment to the Agreement of Limited Partnership of Windsor Arbor wil be entered into. This amendment substitutes GPT-Windsor, LLC, a Delaware limited liability company wholly owned by the Operating Partnership ("GPT-Windsor"), as the general partner of Windsor Arbor. In addition, the First Amendment provides that holders of the investor limited partnership interests in Windsor Arbor not owned by GPT-Windsor (the "Nonaffiliated Limited Partners") will be entitled to receive $4.9 million in cash upon the liquidation of Windsor Arbor. Such a liquidation will occur on or before December 31, 1997 upon notice from the Nonaffiliated Limited Partners. If notice of such liquidation is not given by the Nonaffiliated Limited Partners by November 30, 1997, such liquidation will occur upon notice from GPT-Windsor, as general partner, on or after December 1, 1997 and on or before December 31, 1997. Upon the liquidation of Windsor Arbor, $4.9 million will be paid to the Nonaffiliated Limited Partners in cash and all of the remaining assets of Windsor Arbor will be distributed to GPT-Windsor, subject to all liabilities. It is the intention of GPT-Windsor that, if the Nonaffiliated Limited Partners do not give notice of their election to cause the liquidation of Windsor Arbor, it will give such notice so that River's Bend Apartments will be wholly owned by GPT-Windsor not later than December 31, 1997.Based on a value of $10 per Common Unit for the Common Units of the Operating Partnership issued to the partners of Windsor Arbor and the cash advanced for the mortgage paydown and closing costs, the Company paid an aggregate of $1.8 million for the interests in Windsor Arbor which it acquired. Upon the liquidation of Windsor Arbor, the Company will pay an additional $4.9 million to the Nonaffiliated Limited Partners, and GPT-Windsor will assume mortgage debt with an outstanding principal amount of approximately $8.6 million for a total acquisition cost of $15.3 million.

                  As noted above, in valuing each of the properties acquired, an adjustment was made to cover certain costs incurrd by the Operating Partnership in connection with the transactions. Based on the values of the assets acquired, the aggregate amount of this adjustment was $522,000. Such amount will be used by the Operating Partnership to pay legal, accounting, title insurance and other costs payable to entities unaffiliated with the Company. The balance of the $522,000 remaining after the payment of such expenses will be paid to National Realty Services, L.P., a Delaware limited partnership ("National Realty Services"), for services in connection with investor communications, negotiation of the Contribution Agreement and related agreements, financial analyses of the acquisitions and structuring the transactions. The amount to be paid to National Realty Services cannot be determined at this time. National Realty Services is owned by Damon D. Navarro, the Chairman of the Board, President and Chief
Executive Officer of the Company, Joseph R. LaBrosse, the Chief Financial Officer and a Trustee of the Company, Edmund F. Navarro, the Vice President Property Management and a Trustee of the Company, and Brian A. Navarro, the Vice President - Acquisitions of the Company.

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of Northeast L.P., West Hartford L.P. and Windsor Arbor for the periods specified in Regulation S-X will be included in an amendment to this report as soon as practicable, but not later than 60 days after the date on which this report is required to be filed.


         (b) Pro forma financial statements for the periods specified in Regulation S-K will be included in an amendment to this report as soon as practicable, but not later than 60 days after the date on which this report is required to be filed.

         (c)  Exhibits.

 Exhibit No.                                        Description
     2.1 Contribution Agreement, dated as of May 30, 1997, by and between Grove Operating, L.P., Northeast Apartments I Limited Partnership, West Hartford Center Associates Limited Partnership, Windsor Equity Partnership and Windsor Commons Corporation

     2.2 First Amendment effective as of June 1, 1997 to Agreement of Limited Partnership of Windsor Arbor Limited Partnership


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GROVE PROPERTY TRUST


Date: June 16, 1997             By:       /s/ Joseph R. LaBrosse
                                     ---------------------------
                                   Joseph R. LaBrosse
                                     Chief Financial Officer

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                                  Exhibit Index

    Exhibit No.                  Description
     2.1 Contribution Agreement, dated as of May 30, 1997, by and between Grove Operating,L.P., Northeast Apartments I Limited Partnership, West Hartford Center Associates Limited Partnership, Windsor Equity Partnership and Windsor Commons Corporation

     2.2 Form of First Amendment effective as of June 1, 1997 to Agreement of Limited Partnership of Windsor Arbor Limited Partnership